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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        March 5, 2001
                                                 -------------------------------


                                    e4L, Inc.
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               (Exact name of registrant as specified in charter)


          Delaware                       I-6715                  13-2658741
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation                                             Identification No.)


14540 Hamlin Street, Suite B, Van Nuys, CA                      91411
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(Address of principle executive offices)                      (Zip Code)

Registrant's telephone number, including area code       818-461-6519
                                                   ----------------------

                 15821 Ventura Boulevard, 5th Floor Los Angeles,
                                California 91436
         (Former name or former address, if changed since last report.)

                      ------------------------------------


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Item 3.  Bankruptcy or Receivership

         On March 5, 2001, e4L, Inc. ("e4L") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). e4L's Chapter 11 bankruptcy is proceeding as Case No.
SV 01-11825 GM.

         e4L issued a press release on March 6, 2001 announcing the filing of the voluntary petition for relief under Chapter 11. This press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated March 6, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               e4L, Inc.
                                               (Registrant)


Date: March 6, 2001                            By:    /s/ Stephen C. Lehman
                                                      --------------------------
                                               Name:    Stephen C. Lehman
                                               Title:   Chief Executive Officer